SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                            -----------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                              April 15, 2003

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of   (Commission File            (IRS Employer
incorporation or organization)         Number)           Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                      68145                    (402)895-6640
(Address of principal             (Zip Code) (Registrant's telephone number)
   executive offices)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     Exhibit 99.1 News release issued by the registrant on April 15, 2003.


ITEM 9.   REGULATION FD DISCLOSURE.

     The following information is being furnished under Item 12 and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On April 15, 2003, the registrant issued a news release announcing its operating revenues and earnings for the first quarter ended March 31, 2003. A copy of the news release is included as an exhibit to this Form 8-K.





                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      April 18, 2003               By:  /s/ John J. Steele
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                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      April 18, 2003               By:  /s/ James L. Johnson
           ------------------                -----------------------
                                             James L. Johnson
                                             Vice President, Controller and
                                              Corporate Secretary